UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (NYSE: GBAB)
GUGGENHEIM ACTIVE ALLOCATION FUND (NYSE: GUG)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (NYSE: GBAB)

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)

GUGGENHEIM ACTIVE ALLOCATION FUND (NYSE: GUG)

227 West Monroe Street, 7th Floor
Chicago, Illinois 60606

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on April 6, 2023

     Notice is hereby given to the holders of common shares of beneficial interest (“Shares”) of each of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (“GBAB”), Guggenheim Strategic Opportunities Fund (“GOF”) and Guggenheim Active Allocation Fund (“GUG”) (GBAB, GOF and GUG are each referred to herein as a “Fund” and collectively as the “Funds”) that the joint annual meeting of shareholders of the Funds (the “Annual Meeting”) will be held in a virtual meeting format only, on Thursday, April 6, 2023, at 10:00 a.m. (Central time).

The Annual Meeting is being held for the following purposes:

1. To elect Trustees in the following manner:

(a) With respect to GBAB and GUG only:

(i)	To elect, as Class I Trustees, the Trustee nominees (Mr. Randall C. Barnes and Ms. Angela Brock-Kyle) to serve until each Fund’s 2026 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

(b) With respect to GOF only:

(i)	To elect, as Class II Trustees, the Trustee nominees (Mr. Thomas F. Lydon, Jr., Mr. Ronald A. Nyberg, Ms. Sandra G. Sponem and Mr. Ronald E. Toupin, Jr.) to serve until the Fund’s 2025 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR THE BOARD OF YOUR FUND LISTED IN THE ACCOMPANYING PROXY STATEMENT.

     Further information regarding the purpose of the Annual Meeting is included in the accompanying Proxy Statement dated March 3, 2023.

     The Annual Meeting will be held in a virtual meeting format only. Shareholders of record on the Record Date (as defined below) for the Annual Meeting may participate in and vote at the Annual Meeting on the Internet by virtual means. To participate in the Annual Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/Guggenheim/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. Only shareholders of record at the close of business on February 17, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of each Fund.

     Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Annual Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number.

     We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Wednesday, March 29, 2023, but in any event must be received by the scheduled time for commencement of the Annual Meeting, as indicated above. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/Guggenheim/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Annual Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to participate in the Annual Meeting and (ii) an email with a password to enter at the event link in order to access the Annual Meeting. Shareholders may vote before or during the Annual Meeting at

proxyvote.com. All shareholders are encouraged to submit their proxy voting instructions prior to the Annual Meeting. Only shareholders of a Fund present or represented by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Annual Meeting.

     The Board of each Fund has fixed the close of business on February 17, 2023, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements, or delays thereof.

     It is important that your Shares be represented at the Annual Meeting by attendance or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote during the Annual Meeting, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the
Board of each Fund:

Brian E. Binder
Chief Executive Officer and President of each Fund

Chicago , Illinois
March 3, 2023

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY. THE ANNUAL MEETING WILL BE HELD IN A VIRTUAL MEETING FORMAT ONLY. FOR ADDITIONAL INFORMATION ON HOW YOU CAN ATTEND AND PARTICIPATE IN THE ANNUAL MEETING, PLEASE SEE INSTRUCTIONS IN THE ACCOMPANYING PROXY STATEMENT.

GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (NYSE: GBAB)

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)

GUGGENHEIM ACTIVE ALLOCATION FUND (NYSE: GUG)

PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 6, 2023

     This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest (“Shares”) of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (“GBAB”),Guggenheim Strategic Opportunities Fund (“GOF”) and Guggenheim Active Allocation Fund (“GUG”) (GBAB, GOF and GUG are each referred to herein as a “Fund” and collectively as the “Funds”) in connection with the solicitation by the Board of Trustees (the “Board”) of each Fund of proxies to be voted at the joint annual meeting of shareholders of the Funds to be held on Thursday, April 6, 2023, and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format only, on Thursday, April 6, 2023, at 10:00 a.m. (Central time).

     For additional information on how you can attend and participate in the Annual Meeting, please see the instructions in this Proxy Statement.

     This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If you have any questions, please contact us at our toll-free number, (800) 345-7999.

     The Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card(s) are being sent on or about March 3, 2023 to shareholders of record as of February 17, 2023 (the “Record Date”).

     Each Fund will furnish, without charge, a copy of such Fund’s most recent annual report and/or semi-annual report to shareholders upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, (800) 345-7999.

• Why is a shareholder meeting being held?

The Shares of each Fund are listed on the New York Stock Exchange (“NYSE”), and the rules of the NYSE require each Fund to hold an annual meeting of shareholders each fiscal year.

• What Proposal will be voted on?

To elect Trustees in the following manner:

(a) With respect to GBAB and GUG only:

(i)	To elect, as Class I Trustees, the Trustee nominees (Mr. Randall C. Barnes and Ms. Angela Brock-Kyle) to serve until each Fund’s 2026 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

(b) With respect to GOF only:

(i)	To elect, as Class II Trustees, the Trustee nominees (Mr. Thomas F. Lydon, Jr., Mr. Ronald A. Nyberg, Ms. Sandra G. Sponem and Mr. Ronald E. Toupin, Jr.) to serve until the Fund’s 2025 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

• Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many Shares you own.

• Who is asking for my vote?

Your proxy is being solicited on behalf of the Board of each Fund for use at the Annual Meeting to be held on Thursday, April 6, 2023, and any adjournments, postponements, or delays thereof, for the purposes stated in the Notice of Annual Meeting.

• How does the Board recommend that shareholders vote on the Proposal?

The Board unanimously recommends that you vote “FOR” each of the nominees for the Board of your Fund.

The Board of each Fund has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing investment companies and are familiar with the Funds, their investment strategies and operations, and the investment adviser and investment sub-adviser of the Funds. The Board has approved each of the Proposals (i.e. to elect the nominees named in this Proxy Statement) and believes their election is in the best interests of the shareholders of each Fund.

• Who is eligible to vote?

Shareholders of record of each Fund at the close of business on February 17, 2023 (the “Record Date”), are entitled to attend and to vote at the Annual Meeting. Each Share is entitled to one vote on the Proposal for the applicable Fund and a fractional vote with respect to fractional Shares, with no cumulative voting. Shares represented by duly executed proxies will be voted in accordance with your instructions.

• How do I vote my Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

The Annual Meeting will be held in a virtual meeting format only. Shareholders of record on the Record Date for the Annual Meeting may participate in and vote at the Annual Meeting on the Internet by virtual means. To participate in the Annual Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/Guggenheim/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. Only shareholders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Proxies are being solicited on behalf of the Board of each Fund.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Annual Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number.

We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Wednesday, March 29, 2023, but in any event must be received by the scheduled time for commencement of the Annual Meeting, as indicated above. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/Guggenheim/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Annual Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to participate in the Annual Meeting and (ii) an email with a password to enter at the event link in order to access the Annual Meeting. Shareholders may vote before or during the Annual Meeting at proxyvote.com. All shareholders are encouraged to submit their proxy voting instructions prior to the Annual Meeting. Only shareholders of a Fund present or represented by properly executed proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Annual Meeting.

If you have any questions regarding how to participate in and vote at the Annual Meeting, you may contact the Funds at (800) 345-7999.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation (i.e., “FOR” each of the nominees). If any other business is brought before the Annual Meeting, your Shares will be voted in the proxies’ best judgment or discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Funds understand that broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.

• What vote is required to elect a Trustee nominee?

With respect to each Fund, the affirmative vote of a majority of the Shares present at the Annual Meeting or represented by proxy and entitled to vote on the subject matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. A description of quorum is included under the section entitled “Further Information About Voting and the Annual Meeting – Quorum.”

• Why does this Proxy Statement list multiple funds?

The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Annual Meeting. The Annual Meeting is scheduled as a joint meeting of the Funds, whose votes on similar proposals applicable to such Funds are being solicited separately, because the shareholders of the Funds are expected to consider and vote on similar matters. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of an applicable Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

Shareholders of each Fund will vote separately on the respective proposal relating to the applicable Fund. In any event, an unfavorable vote on any Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.

• How many shares of each Fund were outstanding as of the Record Date?

At the close of business on February 17, 2023, the Funds had the following Shares outstanding:

Fund	Number of Shares Outstanding
GBAB	22,668,302
GOF	115,790,291
GUG	32,980,083

THE PROPOSAL: ELECTION OF TRUSTEES

Introduction

     Shareholders of the Funds are being asked to elect Trustees in the following manner:

(a) With respect to GBAB and GUG only:

(i)	To elect, as Class I Trustees, the Trustee nominees (Mr. Randall C. Barnes and Ms. Angela Brock-Kyle) to serve until each Fund’s 2026 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

(b) With respect to GOF only:

(i)	To elect, as Class II Trustees, the Trustee nominees (Mr. Thomas F. Lydon, Jr., Mr. Ronald A. Nyberg, Ms. Sandra G. Sponem and Mr. Ronald E. Toupin, Jr.) to serve until the Fund’s 2025 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

GBAB and GUG:

     The Trustees of GBAB and GUG are classified into three classes of Trustees, as follows:

Class I Trustee*	Class II Trustees**	Class III Trustees***
Randall C. Barnes	Thomas F. Lydon, Jr.	Amy J. Lee
Angela Brock-Kyle	Ronald A. Nyberg	Sandra G. Sponem
Ronald E. Toupin, Jr.

*	Class I Trustees are standing for election at the Annual Meeting and are expected to next stand for election in 2026.
**	Class II Trustees are expected to next stand for election in 2024.
***	Class III Trustees are expected to next stand for election in 2025

GOF:

The Trustees of GOF are classified into two classes of Trustees, as follows:

Class I Trustee*	Class II Trustees**
Randall C. Barnes	Thomas F. Lydon Jr.
Angela Brock-Kyle	Ronald A. Nyberg
Amy J. Lee	Sandra G. Sponem
Ronald E. Toupin, Jr.

*	Class I Trustees are expected to next stand for election in 2024.
**	Class II Trustees are standing for election at the Annual Meeting and are expected to next stand for election in 2025.

Election of Trustees

     Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his or her respective class or until his or her respective successor shall have been elected and shall have qualified or until he or she resigns or is otherwise removed. The other Trustees of the Funds will continue to serve under their current terms and will stand for election at subsequent annual meetings of shareholders as stated above.

     Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” each of the Trustee nominees named above. Each Trustee nominee has consented to serve as a Trustee of each Fund if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Trustees

     Certain information concerning the Trustees and the officers of each of the Funds is set forth in the table below. Independent Trustees are those who are not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of (i) the Funds, (ii) Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”), each Fund’s investment adviser, or (iii) Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), each Fund’s investment sub-adviser, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”). The Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds or its affiliates. As of February 27, 2023 the Fund Complex is composed of five closed-end funds (including the Funds) and 150 open-end funds advised or serviced by the Adviser or its affiliates.

Other
		Term of			Directorships
		Office		Number of	held by
		and		Portfolios in	Trustee
Name,	Position(s)	Length		Fund Complex	During
Address(1)	Held with	of Time	Principal Occupation	Overseen by	the Past
and Age	Funds	Served	During The Past Five Years	Trustee	Five Years
INDEPENDENT TRUSTEES

Randall C. Barnes	Trustee	†	Current: Private Investor (2001-present).	155	Current: Advent
Year of birth: 1951					Convertible and
			Former: Senior Vice President and		Income Fund
			Treasurer, PepsiCo, Inc. (1993-1997),		(2005-Present);
			President, Pizza Hut International		Purpose
			(1991-1993); Senior Vice President,		Investments
			Strategic Planning and New Business		Funds
			Development, PepsiCo, Inc. (1987-1990).		(2013-present).

Former:
Fiduciary/Claymo
re Energy
Infrastructure
Fund (2004-
2022);
Guggenheim
Enhanced Equity
Income Fund
(2005-2021);
Guggenheim
Credit Allocation
Fund (2013-
2021).

Angela Brock-Kyle	Trustee	†	Current: Founder and Chief Executive	154	Current:
Year of Birth: 1959	Officer,		B.O.A.R.D.S. (consulting firm)		Bowhead
			(2013-present); Director, Mutual Fund		Insurance GP,
			Directors Forum (2022-present).		LLC (2020-
present);
			Former: Senior Leader, TIAA (financial		Hunt Companies,
			services firm) (1987-2012).		Inc. (2019-
present).

Former:
Fiduciary/Claymo
re Energy
Infrastructure
Fund (2019-
2022);
Guggenheim
Enhanced Equity
Income Fund
(2019-2021);
Guggenheim
Credit Allocation
Fund (2019-
2021); Infinity
Property &
Casualty Corp.
(2014-2018).

Other
		Term of			Directorships
		Office		Number of	held by
		and		Portfolios in	Trustee
Name,	Position(s)	Length		Fund Complex	During
Address(1)	Held with	of Time	Principal Occupation	Overseen by	the Past
and Age	Funds	Served	During The Past Five Years	Trustee	Five Years
INDEPENDENT TRUSTEES: (continued)

Thomas F.	Trustee	†	Current: President, Global Trends	154	Current: US
Lydon, Jr.			Investments (registered investment adviser)		Global Investors
Year of Birth: 1960			(1996-present); Chief Executive Officer,		(GROW) (1995-
			ETF Flows, LLC (financial advisor education		present).
and provider) (2019-present); Chief Executive
			Officer, Lydon Media (2016-present); Director,		Former:
			GDX Index Partners, LLC (index provider)		Fiduciary/
			(2021-present); Vice Chairman, VettaFi		Claymore Energy
			(financial advisor content, research and		Infrastructure
			digital distribution provider) (2022-present).		Fund (2019-2022);
Guggenheim
Enhanced Equity
Income Fund
(2019-2021);
Guggenheim
Credit Allocation
Fund (2019-
2021); Harvest
Volatility Edge -
Trust (3) (2017-
2019).

Ronald A. Nyberg	Trustee	†	Current: Of Counsel (formerly partner),	155	Current: Advent
Year of birth: 1953			Momkus LLP (2016-present).		Convertible and
Income Fund
			Former: Partner, Nyberg & Cassioppi,		(2003-Present);
			LLC (2000-2016); Executive Vice President,		PPM Funds (2)
			General Counsel and Corporate Secretary		(2018 - present);
			of Van Kampen Investments (1982-1999).		NorthShore-
Edward-
Elmhurst Health
(2012-present).

Former:
Fiduciary/Claymo
re Energy
Infrastructure
Fund (2004-
2022);
Guggenheim
Enhanced Equity
Income Fund
(2005-2021);
Guggenheim
Credit Allocation
Fund (2013-
2021); Western
Asset Inflation-
Linked
Opportunities &
Income Fund
(2003-2020);
Western Asset
Inflation-Linked
Income Fund
(2004-2020).

Other
		Term of			Directorships
		Office		Number of	held by
		and		Portfolios in	Trustee
Name,	Position(s)	Length		Fund Complex	During
Address(1)	Held with	of Time	Principal Occupation	Overseen by	the Past
and Age	Funds	Served	During The Past Five Years	Trustee	Five Years
INDEPENDENT TRUSTEES: (continued)

Sandra G. Sponem	Trustee	†	Current: Retired.	154	Current: SPDR
Year of Birth: 1958					Series Trust (81)
			Former: Senior Vice President and		(2018-present);
			Chief Financial Officer, M.A.		SPDR Index
			Mortenson Companies, Inc.		Shares Funds (30)
			(construction and real estate		(2018-present);
			development company) (2007-2017).		SSGA Active
Trust (14) (2018-
present).

Former:
Fiduciary/Claymo
re Energy
Infrastructure
Fund (2019-
2022);
Guggenheim
Enhanced Equity
Income Fund
(2019-2021);
Guggenheim
Credit Allocation
Fund (2019-
2021); SSGA
Master Trust (1)
(2018-2020).

Ronald E.	Trustee	†	Current: Portfolio Consultant (2010-	154	Former:
Toupin, Jr.			present); Member, Governing Council,		Fiduciary/
Year of birth:	1958		Independent Directors Council (2013-		Claymore Energy
			present); Governor, Board of Governors,		Infrastructure
			Investment Company Institute		Fund (2004-2022);
			(2018-present).		Guggenheim
Enhanced Equity
			Former: Member, Executive Committee,		Income Fund
			Independent Directors Council (2016-2018);		(2005-2021);
			Vice President, Manager and Portfolio		Guggenheim
			Manager, Nuveen Asset Management (1998-		Credit Allocation
			1999); Vice President, Nuveen Investment		Fund (2013-
			Advisory Corp. (1992-1999); Vice President		2021); Western
			and Manager, Nuveen Unit Investment		Asset Inflation-
			Trusts (1991-1999); and Assistant Vice		Linked
			President and Portfolio Manager, Nuveen		Opportunities &
			Unit Investment Trusts (1988-1999), each		Income Fund
			of John Nuveen & Co., Inc. (registered		(2004-2020);
			broker-dealer) (1982-1999).		Western Asset
Inflation-Linked
Income Fund
(2003-2020).

Other
		Term of			Directorships
		Office		Number of	held by
		and		Portfolios in	Trustee
Name,	Position(s)	Length		Fund Complex	During
Address(1)	Held with	of Time	Principal Occupation	Overseen by	the Past
and Age	Funds	Served	During The Past Five Years	Trustee	Five Years
INTERESTED TRUSTEE:

Amy J.	Interested	†	Current: Interested Trustee, certain other	154	Former:
Lee*	Trustee		funds in the Fund Complex (2018-present);		Fiduciary/
Year of birth: 1961			Chief Legal Officer, certain other funds in		Claymore Energy
			the Fund Complex (2014-present); Vice		Infrastructure
			President, certain other funds in the Fund		Fund (2018-2022);
			Complex (2007-present); Senior Managing		Guggenheim
			Director, Guggenheim Investments		Enhanced Equity
			(2012-present).		Income Fund
(2018-2021);
			Former: President and Chief Executive		Guggenheim
			Officer, certain other funds in the Fund		Credit Allocation
			Complex (2017- 2019); Vice President,		Fund (2018-
			Associate General Counsel and Assistant		2021).
Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation
(2004-2012).

(1) The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

* Ms. Lee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Adviser and/or affiliates of the Adviser.

† Each Trustee is generally expected to serve a term as set forth herein under “Composition of the Board of Trustees.” Each Trustee has served as a Trustee of each respective Fund since the year shown below:

	GBAB	GOF	GUG
Independent Trustees
Barnes	2010	2007	2021
Brock-Kyle	2019	2019	2021
Lydon	2019	2019	2021
Nyberg	2010	2007	2021
Sponem	2019	2019	2021
Toupin	2010	2007	2021
Interested Trustee
Lee	2018	2018	2021

Trustee Qualifications

     The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date hereof, that each Trustee should serve as a Trustee in light of the Funds’ business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities

Act of 1933 and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

     Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, as well as Chair of the Valuation Oversight Committee, his service on other registered investment company boards, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

     Angela Brock-Kyle. Ms. Brock-Kyle has served as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, her professional training in law and business and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, regulatory, governance and investment matters.

     Amy J. Lee. Ms. Lee has served as a trustee of certain funds in the Fund Complex since 2018. Through her service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, her service as Chief Legal Officer of the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Life Insurance Company and Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.

     Thomas F. Lydon, Jr. Mr. Lydon has served as a trustee of certain funds in the Fund Complex since 2005. Through his service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, his service as Chair of the Contracts Review Committee, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, as well as his prior service on another registered investment company board and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.

     Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating and Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and his former experience as a partner of the law firm, Momkus LLP, and Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen

Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

     Sandra G. Sponem. Ms. Sponem has served as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, her service as Chair of the Audit Committee, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. (now Piper Sandler Companies) and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Companies, Inc., a construction and real estate development company, her Certified Public Accountant (inactive) designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.

     Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his prior service on other registered investment company boards, and his professional training and prior employment experience, including as Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

     Each Trustee also has considerable familiarity with the Funds, the Funds’ investment advisers and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the Funds and/or other funds in the Fund Complex, or with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the investment advisers of the funds of the Fund Complex.

Executive Officers

     The following information relates to the executive officers of the Funds who are not Trustees. Fund officers receive no compensation from the Funds but may also be officers or employees of the Adviser, the Sub-Adviser or affiliates of the Adviser or the Sub-Adviser and may receive compensation in such capacities.

Term of
Office and
Name,		Length
Address(1)		of Time	Principal Occupation
and Age	Title	Served(2)	During the Past Five Years
Brian E. Binder	President	Since 2018	Current: President, Mutual Fund Boards,
Year of birth: 1972	and		Guggenheim Investments (2022-present);
	Chief		President and Chief Executive Officer, certain
	Executive		other funds in the Fund Complex (2018-
	Officer		present); President, Chief Executive Officer and
Chairman of the Board of Managers, Guggenheim
Funds Investment Advisors, LLC (2018-present);
President and Chief Executive Officer, Security
Investors, LLC (2018-present); Board Member,
Guggenheim Partners Investment Funds plc
(2022-present); Board Member, Guggenheim
Global Investments plc (2022-present); Board
Member, Guggenheim Partners Fund
Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief
Administrative Officer, Guggenheim Investments
(2018-2022); Managing Director and President,
Deutsche Funds, and Head of US Product,
Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director,
Chairman of North American Executive
Committee and Head of Business Management
and Consulting, Invesco Ltd. (2010-2012).

Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in
Year of birth: 1979	President		the Fund Complex (2014-present); Managing
Director, Guggenheim Investments (2013-
present).

Former: Senior Vice President, Neuberger
Berman Group LLC (2009-2013); Vice President,
Morgan Stanley (2002-2009).

Joanna Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain funds
Year of birth: 1966	Compliance		in the Fund Complex (2012-present); Senior
	Officer		Managing Director, Guggenheim Investments
(2014-present).

Former: Anti-Money Laundering Compliance
Officer, certain funds in the Fund Complex (2016-
present); Chief Compliance Officer & Secretary,
certain other funds in the Fund Complex (2008-
2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain
affiliates (2010-2012); Chief Compliance Officer
and Senior Vice President, Rydex Advisors, LLC
and certain affiliates (2010-2011).

Term of
Office and
Name,		Length
Address(1)		of Time	Principal Occupation
and Age	Title	Served(2)	During the Past Five Years
James M. Howley	Chief	Since 2022	Current: Managing Director, Guggenheim
Year of birth: 1972	Accounting		Investments (2004-present); Chief Financial
	Officer,		Officer, Chief Accounting Officer, and Treasurer,
	Chief		certain funds in the Fund Complex (2022-
	Financial		present).
Officer,
	Principal		Former: Assistant Treasurer, certain other funds in
	Financial		the Fund Complex (2006-2022); Manager, Mutual
	and		Fund Administration of Van Kampen
	Accounting		Investments, Inc. (1996-2004).
Officer, and
Treasurer

Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund
Year of birth: 1978			Complex (2007-present); Managing Director,
Guggenheim Investments (2007-present).

Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds
Year of birth: 1984	Secretary		in the Fund Complex (2014-present); Managing
Director, Guggenheim Investments (2012-
present).

Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments
Year of Birth: 1974	Treasurer		(2012-present); Assistant Treasurer, certain other
funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager for
Invesco, Ltd. (2010-2011); Vice
President/Assistant Treasurer, Mutual Fund
Administration for Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2009-2010); Manager of Mutual Fund
Administration for Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2005-2009).

Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments
Year of birth: 1969	Treasurer		(2009-present); Assistant Treasurer, certain other
funds in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst &
Young LLP (1996-2009).

Term of
Office and
Name,		Length
Address(1)		of Time	Principal Occupation
and Age	Title	Served(2)	During the Past Five Years
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments
Year of birth: 1989	Treasurer		(2017-present); Assistant Treasurer, certain other
funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global
Funds and Manager of US Fund Administration,
Henderson Global Investors (North America) Inc.
(“HGINA”) (2017); Senior Analyst of US Fund
Administration, HGINA (2014-2017); Senior
Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014);
Experienced Associate, PricewaterhouseCoopers
LLP (2012-2013).

(1) The business address of each officer of the Funds is c/o Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

(2) Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal. The year set forth above is the earliest year in which the officer was appointed as an officer of any Fund.

Board Leadership Structure

     The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser, the Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom (including the chairperson) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees and, if required by applicable laws, also by a majority vote of the Independent Trustees.

     The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees other than the Valuation Oversight Committee, which is comprised of all Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, including through the review of the Funds’ contractual arrangements with service providers and the Funds’ financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership (other than for the Valuation Oversight Committee) limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the trusts in the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of each Fund and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.

Board Committees

     The Trustees have determined that the efficient conduct of the Funds’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The committees of the Board are the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee.

     Executive Committee. The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Funds. Mr. Toupin serves as Chair of the Executive Committee. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval.

     Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee (as defined herein) and is “independent” as defined by NYSE listing standards. Ms. Sponem serves as Chair of the Audit Committee.

     The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Funds’ systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Funds’ financial statements (and the audit thereof), reviewing reports from the Adviser on portfolio securities’ pricing errors and errors in the calculation of the net asset value of a Fund, as well as overseeing the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the

Funds’ independent registered public accounting firm and acting as a liaison between the Board and the Funds’ independent registered public accounting firm. The Audit Committee is governed by a written charter (the “Audit Committee Charter”). The Audit Committee Charter is available under “News & Literature” on each Fund’s page at https://www.guggenheiminvestments.com/cef/literature.

The Audit Committee presents the following report on behalf of each Fund:

The Audit Committee of the Board is charged with selecting an independent registered public accounting firm for the Funds and reviewing accounting matters with the independent accountants. The Audit Committee reviews the Funds’ annual financial statements with both management and the Funds’ independent registered public accounting firm and the Audit Committee meets periodically with the independent accountants to consider their evaluation of the Funds’ financial and internal controls. In addition to being Independent Trustees as defined above, each member of the Audit Committee also meets the additional independence requirements of the New York Stock Exchange.

The Audit Committee, in discharging its duties, has met with and held discussions with management and the Funds’ independent accountants. The Audit Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent accountants that the Funds’ financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance) and the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The independent accountants provided to the Audit Committee the written disclosure required by PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.

Based on the Audit Committee’s review and discussions with management and the independent accountants, the representations of management and the reports of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended and approved, pursuant to authority delegated by Board of Trustees of the Funds, that the audited financial statements be included in the Funds’ annual reports to shareholders. The members of the Audit Committee are Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr.

     Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.

     The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”). The Nominating and Governance Committee Charter is available under “News & Literature” on each Fund’s page at https://www.guggenheiminvestments.com/cef/literature.

     The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and assess shareholder recommendations in the same manner as it reviews its own candidates. The Board does not have a standing compensation committee.

     In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, relevant industry and related experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund’s current Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as an Independent Trustee in contravention of its Independent Trustee Retirement Policy. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

     A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an “interested person” of the Funds as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee’s qualifications.

     The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders of the Funds. The Nominating and Governance Committee will consider and evaluate trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

     In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

     To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the “Procedures for Shareholders to Submit Nominee Candidates” that are set forth as Appendix B to the Nominating and Governance Committee Charter. Shareholder recommendations must be sent to the Secretary of the Funds, c/o Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

     The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

     Contracts Review Committee. The Board has a Contracts Review Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Lydon serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which a Fund is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, and certain other agreements. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which a Fund is or is proposed to be a party.

     Valuation Oversight Committee. The Board has a Valuation Oversight Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, each of whom is an Independent Trustee, as well as Amy J. Lee who is an Interested Trustee. Mr. Barnes serves as Chair of the Valuation Oversight Committee. The Valuation Oversight Committee’s primary function is to oversee the activities of the Adviser as valuation designee in making fair valuation determinations of the Funds’ securities and other assets and performing other valuation responsibilities. The

Valuation Oversight Committee receives reporting on valuation matters for the valuation designee in accordance with the Funds’ valuation policy and procedures.

Board and Committee Meetings

     Information regarding the number of meetings of the Board, Audit Committee, Nominating and Governance Committee, Contracts Review Committee and Valuation Oversight Committee of each Fund during such Fund’s most recently completed fiscal year is set forth in the table below (The Executive Committee did not meet during the fiscal year end shown):

				Nominating	Contracts	Valuation
			Audit	and	Review	Oversight
	Fiscal Year	Board	Committee	Governance	Committee	Committee
Fund	End	Meetings	Meetings	Meetings	Meetings	Meetings
GBAB	5/31/2022	8	5	3	1	4
GOF	5/31/2022	7	5	3	1	4
GUG	5/31/2022	6	4	2	1	2

     Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he or she serves) held during the portion of each Fund’s fiscal year ended in 2022.

Board’s Role in Risk Oversight

     The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Adviser or its affiliates. Consistent with its responsibility for oversight of the Funds, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds include, among others, investment risk, credit risk, derivatives risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Adviser and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

     The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis, as applicable. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Funds and their service providers, including, in particular, the Funds’ Chief Compliance Officer, their independent registered public accounting firm and Guggenheim Investments’ Chief Risk Officer and internal auditors for the Adviser or its affiliates, as applicable. In this connection, the Board requires officers of the Funds to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Funds’ Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Funds and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Adviser and Sub-Adviser, as applicable, on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees the Adviser as valuation designee in the performance of fair valuation determinations of the Funds’ securities and/or other assets in accordance with Rule 2a-5 under the 1940 Act. The Board has approved the Funds’ valuation policy and procedures and the Adviser’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Funds’ securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Valuation Oversight Committee reviews, at least annually, a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and also receives periodic and prompt reporting on fair value matters from the valuation designee, in accordance with the Funds’ valuation policy and procedures. The Board also requires the Adviser and Sub-Adviser, as applicable, to report to the Board on other matters relating to risk management on a regular and as-needed basis.

     The Board oversees the Funds’ use of derivatives in accordance with Rule 18f-4 under the 1940 Act. Each Fund is not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) (each a “Full Compliance Fund”) and, as required by Rule 18f-4, has implemented a Derivatives Risk Management Program, which is reasonably designed to manage its derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of the Fund. The Board, including a majority of the Independent Trustees, approved the designation of a Derivatives Risk Manager (the “DRM”), which is responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and also more frequent reports regarding certain derivatives risk matters.

     The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser or its affiliates and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by Adviser or its affiliates. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Funds and its oversight role does not make the Board a guarantor of the Funds’ investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.

Trustee Communications

     Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund or Funds at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

Trustee Beneficial Ownership of Securities

     The table below states the dollar range of equity securities of each Fund and funds in the Fund Complex beneficially owned by the Trustees as of December 31, 2022:

Aggregate
dollar range
of equity
	Dollar	Dollar	Dollar	securities in
	Range of	Range of	Range of	all funds in the
	Equity	Equity	Equity	Fund Complex
	Securities	Securities	Securities	Overseen by
	in GBAB	in GOF	in GUG	the Trustee
Independent Trustees
Barnes	None	Over $100,000	$100,001-$500,000	Over $100,000
Brock-Kyle	$0-10,000	$10-001-$50,000	$10-001-$50,000	Over $100,000
Lydon	None	None	None	Over $100,000
Nyberg	$0-$10,000	$50,001-$100,000	$10-001-$50,000	Over $100,000
Sponem	None	None	$10-001-$50,000	Over $100,000
Toupin	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000
Interested Trustee
Lee	None	None	None	Over $100,000

     As of December 31, 2022, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of each Fund.

Trustee Compensation

     The Independent Trustees receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; the Chair of each of the Audit Committee, the Contracts Review Committee, the Nominating and Governance Committee, and the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. The Funds also reimburse each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based in part on a per capita allocation and in part based on relative net assets. Effective January 1, 2023, the additional annual retainer fee paid to the Valuation Oversight Committee members was eliminated. The following table sets forth the compensation paid to each Independent Trustee by each Fund during its most recently completed fiscal year and the total compensation paid to each Independent Trustee by the Fund Complex during the most recently completed calendar year ended December 31, 2022.

		Pension or
		Retirement
		Benefits	Estimated	Total
	Aggregate	Accrued	Annual	Compensation
	Compensation	as Part	Benefits	From the Funds
	from each	of Fund	Upon	and the Fund
Trustee	Fund	Expenses(1)	Retirement(1)	Complex(2)
Randall C. Barnes	†	None	None	$378,500
Angela Brock-Kyle	†	None	None	$358,500
Thomas F. Lydon, Jr	†	None	None	$369,500
Ronald A. Nyberg	†	None	None	$367,500
Sandra G. Sponem	†	None	None	$398,500
Ronald E. Toupin, Jr	†	None	None	$448,500

(1)	The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date hereof.
(2)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex, which includes five closed-end funds and 150 open-end funds, for the calendar year ended December 31, 2022. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
†	The amount of aggregate compensation payable by each Fund for the calendar year ended December 31, 2022 is shown in the table below:

	GBAB	GOF	GUG
Independent Trustees
Barnes	$11,627	$22,094	$12,815
Brock-Kyle	$11,012	$20,928	$12,138
Lydon	$11,351	$21,573	$12,513
Nyberg	$11,290	$21,467	$12,449
Sponem	$12,241	$23,260	$13,492
Toupin	$13,776	$26,176	$15,183

Shareholder Approval

     With respect to each Fund, the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy and entitled to vote on the subject matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. Abstentions will have the same effect as votes against the election of a Trustee nominee. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on a Trustee nominee.

     The holders of the Shares will have equal voting rights (i.e., one vote per Share).

Board Recommendation

     The Board unanimously recommends that shareholders vote “FOR” each of the nominees of the Board of your Fund.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

     Quorum. With respect to each Fund, the holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Votes withheld, abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Annual Meeting for quorum purposes.

     Record Date. The Board has fixed the close of business on February 17, 2023, as the Record Date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

     Joint Meeting. The Annual Meeting is scheduled as a joint meeting of the Funds, whose votes on similar proposals applicable to such Funds are being solicited separately, because the shareholders of the Funds are expected to consider and vote on similar matters. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

     Shareholders of each Fund will vote separately on the respective Proposal relating to their Fund. In any event, an unfavorable vote on any Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.

     How to Vote Your Shares. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

     All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation (i.e., “FOR” each of the nominees). If any other business is brought before the Annual Meeting, your Shares will be voted in the proxies’ best judgment or discretion.

     Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

     Attending the Annual Meeting. The Annual Meeting will be held in a virtual meeting format only. Shareholders of record on the Record Date for the Annual Meeting may participate in and vote at the Annual Meeting on the Internet by virtual means. To participate in the Annual Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/Guggenheim/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. Only shareholders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. For additional information on how you can attend and participate in the Annual Meeting, please see “How do I vote my Shares?” on page 3 of this Proxy Statement.

     If you have any questions regarding how to participate in and vote at the Annual Meeting, you may contact the Funds at (800) 345-7999.

     Additional Information Regarding Voting. Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.

     The Funds will update certain data regarding the Funds, including performance data, on a monthly basis on its website at www.guggenheiminvestments.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

Investment Adviser and Investment Sub-Adviser

     Guggenheim Funds, a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), acts as each Fund’s investment adviser pursuant to an investment advisory agreement between each Fund and Guggenheim Funds. Guggenheim Funds is a registered investment adviser and acts as investment adviser to a number of closed-end investment companies. Guggenheim Funds is a Delaware limited liability company with principal offices located at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

     Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $285 billion of assets as of September 30, 2022. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

     Guggenheim Partners Investment Management, LLC (“GPIM”), an affiliate of Guggenheim Partners, acts as each Fund’s investment sub-adviser pursuant to separate sub-advisory agreements among each such Fund, the Adviser and GPIM. GPIM is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.

Administrator

     MUFG Investor Services (US) (“MUFG”) serves as the Funds’ administrator. MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850. Pursuant to an accounting and administration agreement with each Fund, MUFG provides certain administrative, bookkeeping and accounting services to the Funds.

Independent Registered Public Accounting Firm

     Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm for the Funds by the Audit Committees of the Funds and approved by a majority of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during each Fund’s current fiscal year. The Funds do not know of any direct or indirect financial interest of E&Y in the Funds.

     Representatives of E&Y are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit and Other Fees

     Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by E&Y for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex A.

     Audit-Related Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Funds’ registration statements, comfort letters and consents) are set forth on Annex A.

     E&Y did not perform any other assurance and related services that were required to be approved by the Funds’ Audit Committees for such fiscal years.

     Tax Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns) are set forth on Annex A.

     E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds’ Audit Committee for such period.

     All Other Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed for products and services provided by E&Y, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees are set forth on Annex A.

     Aggregate Non-Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed by E&Y for services rendered to each Fund, Guggenheim Funds, and any entity controlling, controlled by or under common control with Guggenheim Funds that provides ongoing services to the Fund (not including an investment sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund are set forth on Annex A.

Audit Committee’s Pre-Approval Policies and Procedures

     As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section V of such Charter. Specifically, sections V.B.2 and V.B.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below reformatted for this Proxy.

V.B.2.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of calendar year shareholder reporting designations on Form 1099

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

o Assistance with out of state residency status

o Provision of tax compliance services in India for Funds with direct investments in India

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.
(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.
(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.
(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.
(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

     The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Funds, and all non-audit services provided by E&Y to Guggenheim Funds, or any entity controlling, controlled by, or under common control with Guggenheim Funds that provides ongoing services to the Funds that are related to the operations of the Funds for the Funds’ two most recently completed fiscal years.

     None of the services described above for the Funds’ two most recently completed fiscal years were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

     As of the Record Date, to the knowledge of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding Shares. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

Amount and
	Name and Address	Nature of Beneficial
Fund	of Beneficial Owner	Ownership	Percent of Fund
GUG	Morgan Stanley	2,309,762 Shares	7.0%
	Morgan Stanley	with shared
	Smith Barney LLC	dispositive power(1)
1585 Broadway,
New York, NY 10036

(1) Based on Schedule 13G filed with the SEC on February 9, 2023.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of each Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner.

Privacy Principles of the Funds

     The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

     Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Funds restrict access to non-public personal information about their shareholders to employees of Guggenheim Funds with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline and Requirements for Shareholder Proposals

     Each Fund’s By-Laws or Amended and Restated By-Laws, as applicable, (the “By-Laws”), require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under a Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee.

     A copy of each Fund’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.

     Shareholder proposals intended for inclusion in a Fund’s proxy statement in connection with the 2024 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by November 5, 2023 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

     A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than November 8, 2023 and not later than December 8, 2023 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited on behalf of the Board may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

     The cost of the Annual Meeting, including the costs of preparing and mailing the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds. Costs will be borne by the Funds in proportion to the number of proxies solicited on behalf of a Fund to the total proxies solicited on behalf of all of the Funds. Certain officers of the Fund and certain officers and employees of Guggenheim Funds or their respective affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and/or personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.

Other Matters

     The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment or discretion on such matters.

     Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chair of the Annual Meeting may also move for an adjournment of to permit further solicitation of proxies with respect to a Proposal if he or she determines that adjournment and further solicitation are reasonable and in the best interests of the applicable Fund’s shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice.

     Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 6, 2023

This Proxy Statement is available on the Internet at www.proxyvote.com.

Annex A

Audit and Other Fees

Fiscal Year ended 2022
				Non-Audit Fees
	Fiscal	Audit	Audit			Total
Fund	Year End	Fees	Related	Tax	Other	Non-Audit	Total
GBAB	5/31	$71,354	$6,200	$16,350	$0	$16,350	$93,904
GOF	5/31	$100,544	$36,200	$25,461	$0	$25,461	$162,205
GUG	5/31	$82,400	$24,000	$13,003	$0	$13,003	$119,403

Fiscal Year ended 2021
				Non-Audit Fees

	Fiscal	Audit	Audit			Total
Fund	Year End	Fees	Related	Tax	Other	Non-Audit	Total
GBAB	5/31	$69,276	$24,000	$11,384	$0	$11,384	$104,660
GOF	5/31	$97,616	$24,000	$14,211	$0	$14,211	$135,827

A–1

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

Vote at the Virtual Annual Meeting

To attend and vote at the virtual meeting, please register at https://viewproxy.com/Guggenheim/broadridgevsm/

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D96451-P87080	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

1.	To elect Trustees in the following manner:
Class I Nominees to serve until 2026 annual
meeting or until a successor is elected and
	qualified:		For	Against	Abstain
	1a.	Randall C. Barnes	☐	☐	☐

	1b.	Angela Brock-Kyle	☐	☐	☐

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Trust and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT

www.proxyvote.com

You can register to attend the virtual shareholder meeting at

https://www.viewproxy.com/Guggenheim/broadridge/vsm/

D96452-P87080

Solicited on behalf of the Board of Trustees

GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

Annual Meeting of Shareholders

April 6, 2023

The Annual Meeting of Shareholders of Guggenheim Taxable Municipal Bond & Investment Grade Trust (the "Trust") will be held virtually, on Thursday, April 6, 2023, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

Vote at the Virtual Annual Meeting

To attend and vote at the virtual meeting, please register at https://viewproxy.com/Guggenheim/broadridgevsm/

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D96453-P87080	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Strategic Opportunities Fund

1.	To elect Trustees in the following manner:
Class II Nominees to serve until 2025 annual
meeting or until a successor is elected and
	qualified:		For	Against	Abstain
	1a.	Thomas F. Lydon Jr.	☐	☐	☐
	1b.	Ronald A. Nyberg	☐	☐	☐
	1c.	Sandra G. Sponem	☐	☐	☐
	1d.	Ronald E. Toupin, Jr.	☐	☐	☐

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Trust and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT

www.proxyvote.com

You can register to attend the virtual shareholder meeting at

https://www.viewproxy.com/Guggenheim/broadridge/vsm/

D96454-P87080

Solicited on behalf of the Board of Trustees
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
Annual Meeting of Shareholders
April 6, 2023

The Annual Meeting of Shareholders of Guggenheim Strategic Opportunities Fund (the "Fund") will be held virtually, on Thursday, April 6, 2023, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

Vote at the Virtual Annual Meeting

To attend and vote at the virtual meeting, please register at https://viewproxy.com/Guggenheim/broadridgevsm/

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D96455-P87080	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Active Allocation Fund

1.	To elect Trustees in the following manner:
Class I Nominees to serve until 2026 annual
meeting or until a successor is elected and
	qualified:		For	Against	Abstain
	1a.	Randall C. Barnes	☐	☐	☐

	1b.	Angela Brock-Kyle	☐	☐	☐

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Trust and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT

www.proxyvote.com

You can register to attend the virtual shareholder meeting at

https://www.viewproxy.com/Guggenheim/broadridge/vsm/

D96456-P87080

Solicited on behalf of the Board of Trustees
GUGGENHEIM ACTIVE ALLOCATION FUND
Annual Meeting of Shareholders
April 6, 2023

The Annual Meeting of Shareholders of Guggenheim Active Allocation Fund (the "Fund") will be held virtually, on Thursday, April 6, 2023, at 10:00 a.m. Central Time (the "Annual Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.